SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                             January 12, 1999
                     (Date of earliest event reported)


                         Ascend Communications, Inc.
           (Exact name of Registrant as specified in its charter)


  Delaware                 0-23774                  94-3092033
 (State or other     (Commission File Number)     (IRS Employer
 Jurisdiction of                                  Identification No.)
 Incorporation)


          One Ascend Plaza, 1701 Harbor Bay Parkway, Alameda, CA  94502
            (Address of principal executive offices)             (Zip Code)


                                 (510) 769-6001
            (Registrant's telephone number, including area code)


                                     N/A
       (Former name or former address, if changed since last report)




 ITEM 5.  OTHER EVENTS.

           Ascend Communications, Inc., a Delaware corporation ("Ascend"), Lucent Technologies Inc., a Delaware corporation ("Lucent"), and Dasher Merger Inc., a Delaware corporation and a wholly owned subsidiary of Lucent ("Sub"), entered into an Agreement and Plan of Merger, dated as of January 12, 1999 (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, Ascend will become a wholly owned subsidiary of Lucent through the merger of Sub with and into Ascend. In connection with the Merger Agreement, Ascend and Lucent entered into a Stock Option Agreement, dated as of January 12, 1999 (the "Stock Option Agreement"), pursuant to which Lucent has the right, under certain circumstances, to purchase up to 43,832,749 shares of Common Stock, par value $.001 per share, of Ascend. A copy of each of the Merger Agreement and the Stock Option Agreement is attached hereto as Exhibit 2.1 and Exhibit 4.1, respectively. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

 (c)       Exhibits.

 Exhibit No.              Description

      2.1 Agreement and Plan of Merger, dated as of January 12, 1999, among Lucent Technologies Inc., a Delaware corporation ("Lucent"), Dasher Merger Inc., a Delaware corporation and a wholly owned subsidiary of Lucent, and Ascend
                Communications, Inc., a Delaware corporation.

      4.1 Stock Option Agreement, dated as of January 12, 1999, by and between Ascend Communications, Inc., a Delaware corporation, and Lucent Technologies Inc., a Delaware corporation.


                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASCEND COMMUNICATIONS, INC.


                               By:  /s/ Michael F.G. Ashby
                                    -------------------------------
                                    Michael F.G. Ashby
                                    Executive Vice President,
                                    Chief Financial Officer, and
                                    Secretary (Principal
                                    Financial and Accounting
                                    Officer)



 Date:  January 13, 1999




                               EXHIBIT INDEX

 Exhibit
 No.       Description

 2.1 Agreement and Plan of Merger, dated as of January 12, 1999, among Lucent Technologies Inc., a Delaware corporation ("Lucent"), Dasher Merger Inc., a Delaware corporation and a wholly owned subsidiary of Lucent, and Ascend Communications, Inc., a Delaware corporation.

 4.1 Stock Option Agreement, dated as of January 12, 1999, by and between Ascend Communications, Inc., a Delaware corporation, and Lucent Technologies Inc., a Delaware corporation.